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                                                                     EXHIBIT 24





                      CONSENT OF INDEPENDENT ACCOUNTANTS




                We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 1997, which appears on page 21 of the 1996 Annual Report to Shareholders of Kmart Corporation and its subsidiary companies, which is incorporated by reference in Kmart Corporation's Annual Report on Form 10-K for the year ended January 29, 1997.





PRICE WATERHOUSE LLP

200 Renaissance Center
Detroit, Michigan


June 5, 1997